SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) December 14, 2006
____________________________________________________

DEEP DOWN INC.
(formerly Mediquip Holdings, Inc.)
(Exact name of registrant as specified in its charter)

Nevada
(formerly Delaware)
(State or other jurisdiction of incorporation or organization)

75-2263732
(IRS Employer Identification Number)

15473 East Freeway
Channelview, Texas 77530
(Address of principal executive offices)

Ronald E. Smith, President
Deep Down, Inc.
15473 East Freeway
Channelview, Texas 77530
(Name and address of agent for service)

(281) 862-2201
(Telephone number, including area code of agent for service)

ITEM 2.01 - Completion of Acquisition or Disposition of Assets

Effective December 14, 2006 the Company consummated an Agreement and Plan of Reorganization with Deep Down, Inc., (“Deep Down”) a Delaware Corporation, that provides for the acquisition of Deep Down by MediQuip Holdings, Inc. (“MediQuip”). Deep Down was a privately-held company that immediately prior to consummation of the Agreement with MediQuip combined with SubSea Acquisition Corporation and Strategic Offshore Services Corporation. Deep Down specializes in the provision of installation management, engineering services, support services and storage management services for the subsea controls, umbilicals & pipeline industries offshore. Deep Down is an umbilical and flexible pipe installation engineering and installation management company. They also fabricate component parts for subsea distribution systems and assemblies that specialize in the development of offshore subsea fields and tie backs. These items include umbilicals, flowlines, distribution systems, pipeline terminations, controls, winches, and launch and retrieval systems, among others. They provide these services from the initial field conception phase, thru manufacturing, site integration testing, installation, topsides connections, and the final commissioning of a project. Their products and services serve the offshore industry and are used in deep-water exploration and production of oil and gas. As a result of the acquisition, the shareholders of Deep Down will own a majority of the voting stock of MediQuip, which changed its name to Deep Down, Inc. The acquisition did not require the approval of shareholders of MediQuip.

In connection with the acquisition of Deep Down, the wholly owned subsidiary, Westmeria Healthcare Limited, was transferred to David Francis in exchange for the cancellation of 31,351,256 common share equivalents.

Under the Agreement and Plan of Reorganization, officers and directors of MediQuip resigned their posts. Robert E. Chamberlain, Jr. was appointed Chairman and director; Ronald E. Smith was appointed President, Chief Executive Officer and Director; John C. Siedhoff was appointed Chief Financial Officer, Treasurer; and director; Daniel L. Ritz, Jr. was appointed director; and Mary L. Budrunas was appointed Secretary.

Because of the change in ownership and the composition of the board upon completion of the acquisition, there was a change in control of MediQuip.

Item 3.02 Unregistered Sales of Equity Securities

In connection with the Agreement and Plan of Reorganization described in the preceding footnote, MediQuip issued the following equity securities:

w	75,000,000 shares of Common Stock
w	5,000 shares of Series D Redeemable Convertible Preferred Stock
w	5,000 shares of Series E Redeemable Exchangeable Preferred Stock
w	3,000 shares of Series F Redeemable Convertible Preferred Stock
w	1,000 shares of Series G Redeemable Exchangeable Preferred Stock

The Registrant has engaged independent certified public accountants to audit the financial statements of the newly acquired subsidiary and intends to include the audited financial statements along with the information that would be required if the registrant were filing a general form of registration of securities on Form 10-SB under the Exchange Act reflecting all classes of the registrant’s securities subject to the reporting requirements of Section 13 or Section 15(d) of such act as required by Item 2.01(f) of Form 8-K.

The registrant anticipates filing such information on or about the 15th day of January, 2007.

Item 7. Financial Statements and Exhibits

Unaudited Financial Statements of Deep Down, Inc., a Delaware corporation, the newly acquired wholly owned subsidiary of the registrants

Exhibits

Exhibit A - Unaudited Financial Statements of Deep Down, Inc., a Delaware corporation, the newly acquired wholly owned subsidiary of the registrants

Exhibit B - Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEEP DOWN, INC.

By: /s/ Ronald Smith
Ronald Smith, President

Date: December 28, 2006

EXHIBIT A

The accompanying unaudited financial statements of Deep Down have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the Securities and Exchange Commission (“SEC”). In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the interim periods presented have been reflected herein. The results of operations for interim periods are not necessarily indicative of the results to be expected for the full year. Notes to the financial statements have been omitted.

DEEP DOWN, INC.

By: /s/ John Siedhoff
John Siedhoff, CFO

DEEP DOWN, INC.
CONSOLIDATED BALANCE SHEETS
September 30, 2005 and December 31, 2005
(unaudited)

	September 30, 2006	December 31, 2005
ASSETS
Current assets:
Cash	$ 16,251	$ 132,264
Accounts receivable	1,881,495	927,020
Work In Process	828,375	91,653
Inventory	249,582	176,056
Prepaid expenses and others	16,265	36,092

Total current assets	2,991,968	1,363,085

Equipment (Net of Accumulated Depreciation)	962,205	1,726,000

TOTAL ASSETS	$ 3,954,173	$ 3,089,085

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Short Term Note Payable	$ 453,200	$ 50,000
Current portion of Long Term Debt	403,057	176,970
Accounts payable	761,604	211,698
Accrued expenses	286,222	108,138
Other current liabilities	205,462	34,041

Total current liabilities	2,109,545	580,847

Long term debt	862,999	1,410,613

Total liabilities	2,972,544	1,991,460

Stockholders’ Equity:
Retained Earnings	1,096,625	351,258
Capital Stock	1,000	1,000
Shareholder Distributions	-1,049,906	-74,381
Net Income	933,910	819,749

Total stockholders’ Equity	981,629	1,097,625

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$ 3,954,173	$ 3,089,085

DEEP DOWN, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
Three Months and Nine Months Ended September 30, 2006 and 2005
(unaudited)

	Three Months Ended		Nine Months Ended
	2006	2005	2006	2005
Revenues

Contract Services	$ 1,042,096	$ 595,071	$ 3,189,267	$ 2,049,746
Equipment Rentals	404,081	357,530	1,365,167	770,810
Miscellaneous	774,399	231,074	1,791,800	791,272
Discounts & Allowances	(10,000)	-	(70,184)	-

Total revenues	2,210,576	1,183,676	6,276,050	3,611,828

Cost of sales	1,442,454	454,215	3,362,811	1,661,195

Gross Profit	768,122	729,461	2,913,239	1,950,633

General and administrative	591,445	419,120	1,887,714	1,008,874
Depreciation expense	58,294	63,000	169,808	189,000

Total operating expenses	649,739	482,120	2,057,522	1,197,874

Net operating income (loss)	118,383	247,341	855,717	752,759

Interest income	-	-	-	-
Interest expense	(40,661)	(41,699)	(119,499)	(124,492)

Net income (loss) before extraordinary items	77,722	205,642	736,218	628,267

Extraordinary Items:

Miscellaneous sales & other	-	9,654	1,743	85,124
Gain (loss) on sale of asset	196,406	(6,273)	196,406	(82,179)

Net income (loss)	$ 274,128	209,023	$ 934,367	631,212

Income (loss) per share:
- Basic	$ 274	$ 209	$ 934	$ 631
- Diluted	$ 274	$ 209	$ 934	$ 631

Weighted average shares outstanding:
- Basic	1,000	1,000	1,000	1,000
- Diluted	1,000	1,000	1,000	1,000

DEEP DOWN, INC
CONSOLIDATED STATEMENTS OF CASH FLOWS
Three Months and Nine Months Ended September 30, 2006 and 2005
(unaudited)

	Three Months Ended		Nine Months Ended
	2006	2005	2006	2005

Cash flows from operating activities
Net income	$274,127	$209,023	$933,910	$631,327
Adjustments to reconcile net income to net cash
used in operating activities:
Depreciation expense	58,293	63,000	169,808	189,000
Reclass (gain) loss on sale of property	(196,405)		(196,405)	82,179
Changes in:
Accounts receivable	(633,403)	(190,943)	(569,238)	(176,438)
Work In progress	(630,348)	(1,517)	(716,895)	31,604
Inventory	0	12,500	(73,526)
Accounts payable	420,234	(149,926)	549,906	(328,120)
Accrued expenses	170,660	(2,035)	349,505	67,460
Net cash provided by (used in) operating activities	(536,841)	(59,898)	447,065	497,012

Cash flows used in investing activities
Purchase of equipment	(59,416)		(392,889)	(2,402)
Sale of Fixed Assets	1,183,278	53,024	1,183,277	144,999
Cash flows provided by (used in) investing activities	1,123,862	53,024	790,388	142,597

Cash flows from financing activities
Proceeds from (repayment of) factored receivables	(88,757)	106,233	(385,237)	326,617
Proceeds from notes payable	1,446,800		950,004	28,004
Repayments on notes payable	(1,226,714)	(118,324)	(868,328)	(885,935)
Dividends paid	(804,906)	(45,257)	(1,049,906)	(74,381)
Net cash provided by (used in) financing activities	(673,577)	(57,348)	(1,353,467)	(605,695)

Net change in cash	(86,556)	(64,223)	(116,012)	33,914
Cash at beginning of period	102,808	111,896	132,264	13,759
Cash at end of period	$16,252	$47,673	$16,252	$47,673

Cash paid during the period for:
Interest	$40,661	$41,699	$119,499	$124,492

EXHIBIT B

NEWS RELEASE

December 28, 2006                                                            OTC BB: DPDW

DEEP DOWN RELEASES FINANCIAL INFORMATION

HOUSTON, TX - December 28, 2006 - Deep Down, Inc. (OTCBB: DPDW) today released unaudited financial information for its recently acquired subsidiary (Deep Down, Inc. (“DDI”, a Delaware Sub-S corporation). Audited financials and pro forma financials are expected to be completed by mid-January 2007.

Revenue for the newly acquired subsidiary increased approximately 73% for the nine-month period ending September 30, 2006, as compared to the same period in 2005. During 2006, DDI started a new product line to design, engineer, and manufacture Launch and Recovery Systems (“LARS”) through its relationship with Strategic Offshore Services Corporation (“SOS”). SOS was merged into DDI immediately prior to the Company’s acquisition of DDI. Deep Down plans to continue to expand its revenue by offering innovative solutions, internally developed product line extensions, and new product line acquisitions. Gross profit and net income margins reflect the hiring of additional personnel and other one-time startup costs associated with the new LARS division. Management expects margins on its current businesses to recover to historical levels.

Due to its strong, stable banking relationships, Deep Down has begun to lease large manufactured equipment items to select customers. Deep Down recently leased a Launch and Recovery System (“LARS”) to a new customer who was interested in paying for the new equipment with their operating budget, not their capital budget.

The financial information is summarized from the following sources as indicated:

Financial statements reviewed but unaudited by A J Donahue, P.C., CPA for the twelve months ended December 31, 2005 and the nine months ended September 30, 2006. Financial statements compiled but unaudited by A J Donahue, P.C., CPA for the nine months ended September 30, 2005; the three months ended September 30, 2005; and the three months ended September 30, 2006.

About Deep Down, Inc.

Deep Down specializes in the provision of installation management, engineering services, support services and storage management services for the subsea controls, umbilicals & pipeline industries offshore. The company also fabricates component parts for subsea distribution systems and assemblies that specialize in the development of offshore subsea fields and tie backs. These items include umbilicals, flowlines, distribution systems, pipeline terminations, controls, winches, and launch and retrieval systems, among others. Deep Down provides these services from the initial field conception phase, thru manufacturing, site integration testing, installation, topsides connections, and the final commissioning of a project. The company’s strategy is to consolidate service providers to the offshore industry, and designers and manufacturers of subsea, surface, and offshore rig equipment used by major integrated, large independent, and foreign national oil and gas companies in deep-water exploration and production of oil and gas throughout the world. Deep Down’s customers include Royal Dutch Shell, Exxon Mobil Corporation, Devon Energy Corporation, Chevron Corporation, Anadarko Petroleum Corporation, Marathon Oil Corporation, Kerr-McGee Corporation, Cal Dive International Inc., Oceaneering International, Inc., Subsea 7, Inc., Acergy, Nexen Inc., Noble Energy Inc., Aker Kvaerner, and Dril-Quip, Inc., among others.

One of our most important responsibilities is to communicate with shareholders in an open and direct manner. Comments are based on current management expectations, and are considered "forward-looking statements," generally preceded by words such as "plans," "expects," "believes," "anticipates," or "intends." We cannot promise future returns. Our statements reflect our best judgment at the time they are issued, and we disclaim any obligation to update or alter forward-looking statements as the result of new information or future events. Deep Down urges investors to review the risks and uncertainties contained within its filings with the Securities and Exchange Commission.

For Further Information

Steven Haag, Investor Relations

ir@deepdowninc.com

281-862-2201 (O)
281-862-2522 (F)

FORWARD LOOKING STATEMENTS

This press release contains forward-looking statements. These statements relate to future events or future financial performance and involve known and unknown risks, uncertainties and other factors that may cause Deep Down or its industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by the forward-looking statements.

In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or the negative of these terms or other comparable terminology. These statements are only predictions. Actual events or results may differ materially.

Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. Moreover, neither the Company nor any other person assumes responsibility for the accuracy and completeness of these forward-looking statements. The Company is under no duty to update any of the forward-looking statements after the date of this report to conform its prior statements to actual results.

Further, this report contains forward looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act that involve substantial risks and uncertainties. Such statements include, without limitation, all statements as to expectation or belief and statements as to our future results of operations, the progress of any research, product development and clinical programs, the need for, and timing of, additional capital and capital expenditures, partnering prospects, the protection of and the need for additional intellectual property rights, effects of regulations, the need for additional facilities and potential market opportunities. The Company’ actual results may vary materially from those contained in such forward-looking statements because of risks to which the Company is subject, such as lack of available funding, competition from third parties, intellectual property rights of third parties, regulatory constraints, litigation and other risks to which the Company is subject.